Income Taxes	6 Months Ended
Jun. 30, 2022
Major Components Of Tax Expense Income [Abstract]
Income Taxes

9. Income Tax

Income tax expense is recognized based on the income tax rates in the following main tax jurisdictions where the Group operated for the six months ended June 30, 2021 and 2022. We are incorporated in the Cayman Islands with subsidiaries in Hong Kong, China (PRC), Australia and the United States and are exempt from income tax in the Cayman Islands.

For the six months ended June 30, 2022, the Group’s income tax expense of RMB 0.7 million (USD 0.1 million) is due primarily to income tax expense for Connect US. Connect US is treated for income tax purposes as a service provider for Connect HK and earns service fee income on a cost-plus basis. The Group did not have taxable income during the same period ended in 2021.

As of June 30, 2022, the Group did not have any significant unrecognized uncertain tax positions.